                            BANPONCE FINANCIAL CORP.
                           Medium-Term Notes Due From
                     9 Months to 30 Years from Date of Issue

                    Unconditionally Guaranteed as to Payment
                 of Principal, Premium, if any, and Interest by
                              BANPONCE CORPORATION

                             DISTRIBUTION AGREEMENT

                                                                October 11, 1991

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower, 23 Floor
New York, New York 10281-1323

Dear Sirs:

         BanPonce Financial Corp., a Delaware corporation ( the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Agent") with respect to the issue and sale by the Company of its Medium-Term Notes described herein (the "Notes"). The Notes will be unconditionally guaranteed as to payment of principal, premium, if any, and interest (the "Guarantees") by BanPonce Corporation (the "Guarantor"). The Notes and the Guarantees are to be issued pursuant to an Indenture, dated as of October 1, 1991 (the "Indenture"), among the Company, the Guarantor and Citibank, N.A., as trustee (the "Trustee").

         As of the date hereof, the Company has authorized the issuance and sale of Notes with an aggregate initial offering price of up to $250,000,000 through the Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold through or to the Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

         This Agreement provides both for the sale of Notes by the Company directly to purchasers, in which case the Agent will act as an agent of the Company in soliciting Note purchasers,
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and (as may from time to time be agreed to by the Company and the Agent) to the
Agent as principal for resale to purchasers.

         The Company and the Guarantor have filed with he Securities and Exchange Commission ( the "SEC") a registration statement on Form S-3 (No. 33-41686) for the registration of debt securities, including the Notes and the Guarantees, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company and the Guarantor for the purpose of registering additional Notes and related Guarantees and in connection with which this Agreement is included as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), or the 1933 Act or otherwise, are referred to herein collectively as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agent by the Company for use in connection with the offering of the Notes and related Guarantees which is not required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

         SECTION 1.        Appointment as Agent

         (a) Appointment of Agent. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby appoints the Agent as its agent for the purpose of soliciting purchases of the Notes from the Company by others and agrees that, except as otherwise contemplated herein, whenever the Company determines to sell Notes directly to the Agent as principal for resale to others, it will enter into a Terms Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 3(b) hereof. The Agent is not authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with


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the offer or sale of the Notes. The Company agrees that, during the period that the Agent is acting as the Company's agent hereunder, the Company will not contact or solicit potential investors introduced to it by the Agent to purchase the Notes. Notwithstanding anything to the contrary contained herein, the Company may, upon one day's prior written notice to the Agent, authorize any other person, partnership or corporation (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company. Unless the Agent otherwise agrees, the appointment of an Additional Agent shall be effected by the Company's addition of the name and address of the Additional Agent to the signature page of a counterpart of this Agreement, the execution of such counterpart by the Additional Agent, and the delivery of executed copies of such counterpart to the Agent and its counsel. Thereafter the term Agent as used in this Agreement shall mean the Agent and such Additional Agent. At such time, the additional Agent shall specify its requirement for the delivery of certificates, letters and opinions as are set forth in Section 5 hereof.

         (b) Reasonable Efforts Solicitations; Right to Reject Offers. Upon receipt of instructions from the Company, the Agent will use its reasonable efforts to solicit purchases of such principal amount of the Notes as the Company and the Agent shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agent will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale under the Registration Statement. The Agent will communicate to the Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by the Agent. The Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part.

         (c) Solicitations as Agents; Purchases as Principal. In soliciting purchases of the Notes on behalf of the Company, the Agent shall act solely as agent for the Company and not as


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principal. The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company. The Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason, except in the event that such sale is not consummated due to the failure of the Agent to perform its obligation hereunder. The Agent shall not have any obligation to purchase Notes from the Company as principal, but the Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by the Agent as principal shall be made pursuant to a Terms Agreement in accordance with Section 3(b) hereof.

         (d) Reliance. The Company and the Agent agree that any Notes the placement of which the Agent arranges shall be placed by the Agent, and any Notes purchased by the Agent shall be purchased in reliance on the representations, warranties, covenants and agreements of the Company and the Guarantor contained herein and on the terms and conditions and in the manner provided herein.

         SECTION 2.        Representations and Warranties of the Company the
                           Guarantor

         (a) The Company and the Guarantor jointly and severally represent and warrant to the Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether through the Agent as agent or to the Agent as principal), as of the date of each delivery of Notes (whether through the Agent as agent or to the Agent as principal) (the date of each such delivery to the Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes and other than an amendment or supplement that relates to an offering of debt securities other than the Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities other than the Notes under the Registration Statement) (each of the times referenced above being referred to herein as a "Representation Date") as follows:


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                  (i)      Due Incorporation and Qualification. Each of the
         Guarantor and the Company has duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"); and each of the Guarantor and the Company is duly qualified as a foreign corporation to transact and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise.

                  (ii) Subsidiaries. Each subsidiary of the Guarantor or the Company which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, except as otherwise disclosed in the Prospectus and except for directors'


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         qualifying shares, is owned by the Company or the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity or, if such is not the case, that any such security interest, mortgage pledge, lien, encumbrance, claim or equity, when exercised, enforced or otherwise asserted, will not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise.

                  (iii) Registration Statement and Prospectus. At the time the Registration Statement became effective, the Registration Statement complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder. The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective and any Annual Report on Form 10-K is filed by the Guarantor with the SEC and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date hereof does not, and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that -------- ------- the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus.

                  (iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act


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         Regulations"), and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstance under which they were or are made, not misleading.

                  (v) Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

                  (vi) Financial Statements. The consolidated financial statements and any supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the period specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                  (vii) Authorization and Validity of this Agreement, the Indentures, the Guarantees and the Notes. This Agreement has been duly authorized, executed and delivered by the Guarantor and the Company; the Indenture has been duly authorized and, upon execution and delivery by the Trustee, will a be valid and binding obligation of the Company and the Guarantor enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or pursuant to any Terms Agreement, will constitute valid and legally binding


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         obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and to general equity principles; the Guarantees have been duly authorized and, upon due issuance, authentication and delivery of the related Notes and due endorsement of the Guarantees, the Guarantees will have been duly executed, issued and delivered and will be valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and to general equity principles; the Notes, the Guarantees and the Indenture will be substantially in the form heretofore delivered to the Agent and conform in all material respects to all statements relating thereto contained in the Prospectus; and the Notes and the Guarantees will be entitled to the benefits provided by the Indenture.

                  (viii) Material Changes or Material Transactions. Since the respective dates as of which information is given in the Registration Statements and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

                  (ix) No Defaults; Regulatory Approvals. Neither the Company, the Guarantor nor any of the Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein, therein and pursuant to any applicable Terms Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge


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         or encumbrance upon any property or assets of the Company, the
         Guarantor or any of the Significant Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company, the Guarantor or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, the Guarantor or any such subsidiary or any law, administrative regulation or administrative or court order or decree which breach, default, imposition or violation would, in each case, have a material adverse effect on the Guarantor and its subsidiaries taken as a whole; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Guarantor or the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations (which have been obtained), the 1939 Act or state securities or Blue Sky laws.

                  (x) Legal Proceedings; Contracts. Except as may be set forth in the Registration Statement, there is no action, suit or proceedings before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Guarantor or the Company, threatened against or affecting, the Company, the Guarantor or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, or might materially and adversely affect the consummation of this Agreement or any Terms Agreement; and there are no contracts or documents of the Company or the Guarantor or any of its subsidiaries which are required to be filed or incorporated by reference as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

                  (xi) Regulatory Certificates, Authorities and Permits. The Company, the Guarantor and the Significant Subsidiaries possess adequate certificates, authorities


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         or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such certificates, authorities or permits as are not material to the business, operations, financial condition or income of the Company, the Guarantor or the Significant Subsidiaries; and neither the Company, the Guarantor nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Guarantor and its subsidiaries considered as one enterprise.

         (b) Additional Certificates. Any certificates signed by an officer of the Guarantor or the Company and delivered to the Agent or to counsel for the Agent in connection with an offering of Notes and related Guarantees or the sale of Notes to the Agent as principal shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to the Agent as to the matters covered thereby on the date of such certificate.

         SECTION 3.        Solicitations as Agent; Purchases as Principal.

         (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions set forth, the Agent agrees, as an agent of the Company, to sue its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

         The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

         The Company agrees to pay the Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by the Agent as set forth in Schedule


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A hereto. The Agent may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

         The purchase price, interest rate, maturity date and other terms of the Notes shall be agreed upon by the Company and the Agent and set forth in a pricing supplement to the Prospectus to be prepared following each acceptance by the Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of $1,000 and integral multiples thereof. All Notes sold through the Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and the Agent.

         (b) Purchases as Principal. Each sale of Notes to the Agent as principal shall be made in accordance with the terms contained herein and (unless the Corporation and the Agent shall otherwise agree) pursuant to a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Agent. Each such separate agreement (which may be an oral agreement) between the Agent and the Company is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and the Agent. Each such Terms Agreement, whether oral or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit A hereto. The Agent's commitment to purchase Notes as principal pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representation and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by the Agent pursuant thereto, the price to be paid to the Company for such Notes (which, if not so specified in a Terms Agreement, shall be at a discount equivalent to the applicable commission set forth in Schedule A hereto), the time and place of delivery of and payment for such Notes and such other provisions (including further terms of the Notes) as may be mutually agreed upon. The Agent may utilize a selling or dealer group in connection with the resale of the Notes purchased. Unless expressly provided for in the Terms Agreement, no opinions, letters or certificates shall be delivered by the Company in connection with the sale of Notes to the Agent as principal.


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         (c) Administrative Procedures. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agent, the Company and the Guarantor (the "Procedures"). The Agent, on the one hand, and the Company and the Guarantor, jointly and severally on the other hand, agree to perform the respective duties and obligations specifically provided to be performed by them in the procedure.

         SECTION 4.        Covenants of the Company and the Guarantor.

         The Company and the Guarantor jointly and severally covenant with the Agent as follows:

         (a) Notice of Certain Events. The Company and the Guarantor will notify the Agent immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the filing of any supplement to the Prospectus relating to the Notes or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Guarantor will use reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof.

         (b) Notice of Certain Proposed Filings. Except as otherwise provided in subsection (1) of this Section, the Company and the Guarantor will give the Agent notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes and related Guarantees, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates of Notes and other than an amendment or supplement that relates to an offering of debt securities other than the Notes), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Agent with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing


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
or preparation, as the case may be, except for documents filed pursuant to the 1934 Act, which the Company or the Guarantor shall furnish to the Agent immediately after the filing thereof, and will not file any such amendment or supplement other than a document filed pursuant to the 1934 Act in a form to which you or your counsel shall reasonably object.

         (c) Copies of the Registration Statement and the Prospectus. The Company and the Guarantor will deliver to the Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agent may reasonably request. The Company and the Guarantor will furnish the Agent with as many copies of the Prospectus (as amended or supplement) as the Agent shall reasonably request so long as the Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

         (d) Preparation of Pricing Supplements. The Company and Guarantor will prepare, with respect to any Notes to be sold through or to the Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the SEC on the fifth business day after the date on which Pricing Supplement is first used.

         (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (1) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agent to cease the solicitation of offers to purchase the Notes in the Agent's capacity as agent and to cease sales of any Notes the Agent may then own as principal pursuant to a Terms Agreement, and the Company and the Guarantor will promptly prepare and file with the SEC such amendment or supplement, whether by filing


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documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (f) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (1) of this Section, on the date on which there shall be released to the general public interim consolidated financial statement information related to the Guarantor with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Guarantor shall furnish such information to the Agent, confirmed in writing, and promptly thereafter shall cause the Registration Statement and the Prospectus to be amended or supplemented to include or incorporate by reference capsule financial information with respect to the results of operations of the Guarantor and its consolidated subsidiaries for such period.

         (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (1) of this Section, on the date on which there shall be released to the general public financial information included in the audited consolidated financial statements of the Guarantor for the preceding fiscal year, the Company and the Guarantor shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (h) Earnings Statements. The Guarantor will make generally available to the security holders of the Company as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve month period beginning, in each case, not later than the first day of the Guarantor's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes and issuance of the related Guarantees.


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
         (i) Blue Sky Qualifications. The Company and the Guarantor will endeavor, in cooperation with the Agent, to qualify the Notes and related Guarantees for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as Agent and the Company shall agree and, unless the Company otherwise notifies the Agent, will maintain such qualifications in effect for as long as may be required for the distribution of the Notes and related Guarantees; provided, however, that the Company and the Guarantor shall not be required to submit to general service of process in any jurisdiction. The Company and the Guarantor will promptly advise the Agent of their receipt of any notification with respect to the suspension of the qualification of the Notes and related Guarantees for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (j) 1934 Act Filings. The Guarantor and the Company, during the period when the time that Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         (k) Stand-Off Agreement. If required pursuant to the terms of a Terms Agreement, between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company and the Guarantor will not, without the Agent's prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company or the Guarantor (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper).

         (l) Suspension of Certain Obligations. The Company and the Guarantor shall not be required to comply with the provisions of subsections (b), (e), (f) or (g) of this Section during any period from the time (i) the Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company and the Guarantor and (ii) the Agent shall not then hold any Notes as principal purchased pursuant to a Terms Agreement, to the time the Company and the Guarantor shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agent.

         (m) Public Reports. The Company and the Guarantor will furnish to the Agent, at the earliest time the Company and the

Guarantor make the same available to others, copies of their annual reports and other financial reports furnished or made available to the public generally.

         SECTION 5.        Conditions of Obligations.

         The Obligations of the Agent to solicit offers to purchase the Notes as agent of the Company, the obligations of any purchasers of Notes sold through the Agent as agent, any obligation of the Agent to purchase Notes pursuant to a Terms Agreement or otherwise will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein and to the accuracy of the statements of the officers of the Company and the Guarantor made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company and the Guarantor of all their respective covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Legal Opinions. On the date hereof, the Agent shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agent:

                  (1) Opinion of Counsel to the Company and the Guarantor. The opinion of Sullivan & Cromwell, Counsel to the Guarantor and the Company to the effect that:

                           (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

                           (ii)     The Company has corporate power and
                  authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

                           (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing or property or the conduct of business.

                           (iv) The Guarantor is duly registered as a bank holding company under the Bank Holding Act.

                           (v) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and duly qualified under the Trust Indenture Act of 1939 and constitutes a valid and legally biding obligation to the Company and the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (vi) The series of Notes has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Note and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, such Note has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, such Note will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (vii) The issuance of the Guarantees has been duly authorized and the Guarantees have been established in conformity with the Indenture and, when the terms of a particular Note and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, such Note has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, the Guarantee endorsed on such Note will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principals.

                           (viii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company and the Guarantor on or prior to the date hereof under the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Notes by the Company to or through the Agent have been obtained or made; provided, however, that such counsel need express no opinion with respect to state securities laws.

                           (ix) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

                           (x) The execution and delivery by the Company and the Guarantor of the Indenture and this Agreement do not, and the preparation, execution and issuance of each particular Note and Guarantee in accordance with the Indenture, the sale by the Company of such Note in accordance with this Agreement, and the performance by the Company and the Guarantor of their respective obligations under the Indenture, this Agreement, the Notes and the Guarantees will not (a) violate the articles of incorporation or by-laws of the Company as in effect on the date hereof, or (b) violate any existing federal law of the United States applicable to the Company or the Guarantor or
                  (c) violate the General Corporation law of the State of Delaware; provided, however, that, for the purposes of this paragraph (xi), such counsel need express no opinion with respect to federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws, and laws that restrict transactions between United States persons and certain foreign countries; provided, further, that insofar as performance by the Company and the Guarantor of their respective obligations under the Indenture, this Agreement, the Notes and the Guarantees is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (xi) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (ii) no proceedings therefor have been initiated or threatened by the SEC. "Underwriting" and "Plan of Distribution" and the appropriate sections in any Prospectus Supplement describing the securities offered thereby, insofar as they relate to provisions of documents therein described and (ii) the accuracy of the descriptions of the Federal laws of the United States contained in the Registration Statement and Prospectus under the captions "Certain Regulatory Matters" and "United States Taxation" and that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement and the Prospectus, as to the statement of the eligibility and qualification of the Trustee under the Indenture; and that their letter is furnished as counsel for the Company and the Guarantor to the Agent and is solely for the benefit of the Agent.

                  Such counsel may base their opinions, as to certain questions of fact, on certificates of officers of the Company and the Guarantor and may rely as to all matters relating to the laws of the Commonwealth of Puerto Rico upon the opinion of Ernesto N. Mayoral, delivered pursuant to Section 5(b)(2) hereof.

                  (2) Opinion of Puerto Rico Counsel to the Company and the Guarantor. The opinion of Ernesto N. Mayoral, Puerto Rico Counsel to the Guarantor, to the effect that:

                           (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Puerto Rico.

                           (ii) The Guarantor has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                           (iii) The Guarantor is not required to register as a foreign corporation in any jurisdiction in order to conduct the business presently conducted by it.

                           (iv) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; except where the failure to so qualify and be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries taken as a whole; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States code in the case of Significant Subsidiaries which are national banking associations) and, except for directors' qualifying shares, is owned, directly or through such subsidiaries, by the Guarantor or the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                           (v) This Agreement has been duly authorized, executed and delivered by the Guarantor.

                           (vi) This Agreement has been duly and validly authorized, executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (vii) The Guarantees have been duly authorized and established in conformity with the Indenture and, when the terms of a particular Note and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, such Note has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, the Guarantee endorsed on such Note will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees will be entitled to the benefits of the Indenture.

                           (viii) To the best of such counsel's knowledge, neither the Company, the Guarantor nor any of the Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note or lease known to such counsel to which it or any of them is a party or by which their properties may be bound; the execution and delivery by the Guarantor of the Indenture and the Distribution Agreement and any Terms Agreement do not, and the preparation, execution and issuance of each particular Note and Guarantee in accordance with the Indenture, the sale by the Company of such
                  Note in accordance with the Distribution Agreement, and the performance by the Company and the Guarantor of their respective obligations under the Indenture, the Distribution Agreement, the Notes, any Terms Agreement and the Guarantees will not (a) violate the articles of incorporation or by-laws of the Company or the

                  Guarantor, or (b) violate any Federal law of the United States or any law or the Commonwealth of Puerto Rico existing on the date of such opinion or any administrative regulation or administrative or court decree applicable to the Company, the Guarantor or any Significant Subsidiary or (c) conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any Significant Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company, the Guarantor or any of the Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company, the Guarantor or any of the Significant Subsidiaries is subject; provided, however, that such counsel need express no opinion with respect to Federal securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws, and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Company and the Guarantor of their respective obligations under the Indenture, the Distribution Agreement, any Terms Agreement, the Notes and the Guarantees is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (ix) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company, the Guarantor or any of its subsidiaries is a party or to which any of its property or assets is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company, the Guarantor or any such subsidiary, are, considered in the aggregate, not material.

                           (x) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof or references thereto are correct.

                           (xi) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                           (xii) At the time the Registration State ment became effective the Registration Statement (other than the financial statements, schedules and other financial data included or incorporated by reference therein as to which no opinion need be rendered by such counsel) complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the regulations under each of those acts.

                           (xiii) Each document files pursuant to the 1934 Act and incorporated by reference in the Prospectus compiled when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

                           (xiv) As counsel to the Company and the Guarantor such counsel has reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Agent and those of the Guarantor, the Company and their accountants, and advised the Company and the Guarantor as to the requirements of the 1933 Act and the applicable rules and regulations thereunder, and on the basis of the information that such counsel gained in the course of the performance of his services considered in the light of his understanding of the applicable law, including the requirements of Form S-3 and the character of the prospectus contemplated thereby, such counsel confirms that, in his opinion, each part of the Registration Statement, when such part became effective, and the Prospectus, as of the date of the prospectus supplement forming part thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the Trust Indenture Act, and the applicable rules and regulations of the SEC thereunder; and that nothing has come to his attention in the course of his review that has caused him to believe that any part of the Registration Statement, when such part became effective (within the meaning of the 1933 Act) or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, on the date of the Prospectus Supplement forming part thereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains or contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may say that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Certain Regulatory Matters", "Description of Securities and Guarantee", "Underwriting" and "Plan of

                  Distribution" and the appropriate sections in any Prospectus Supplement describing the securities offered thereby and under "Regulation and Supervision" in the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, insofar as they relate to provisions of documents therein described and that he does not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement and the Prospectus, as to the statement of the eligibility and qualification of the Trustee under the Indenture; and that his letter is furnished as counsel for the Company and the Guarantor to the Agent and is solely for the benefit of the Agent.

                           Such counsel may base his opinion, as to certain
                  questions of fact, on certificates of officers of the Company and the Guarantor and may rely as to all matters relating to the laws of the State of New York upon the opinion of Sullivan & Cromwell, delivered pursuant to Section 5(a)(1).

                  (3) Opinion of Counsel to the Agent. The opinion of Brown & Wood, counsel to the Agent, covering the matters referred to in subparagraph (1) above under the subheadings (i) and (v) to (vii), inclusive, and (ix) and (xi) and in subparagraph (2) above under the subheading (xii).

                  (4) In giving its opinion required by subsection (a)(3) of this Section, Brown & Wood shall additionally state that nothing has come to their attention that would lead them to believe that (other than the financial statements, schedules and other financial data included or incorporated by reference therein as to which no opinion need be rendered by such counsel) the Registration Statement, at the time it became effective, and if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Guarantor with the SEC subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, and at the date hereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains or contained an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 3(b) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) Officer's Certificates. At the date hereof, the Agent shall have received certificates of the President or Vice President of each of the Company and the Guarantor, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the time that any applicable Terms Agreement was entered into, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the other representations and warranties of the Company and the Guarantor contained in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company and the Guarantor have performed or complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

         (c) Comfort Letter. The Agent on the date hereof and the Settlement Date with respect to any Terms Agreement, if required by such Terms Agreement, shall receive a letter form Price Waterhouse, the Guarantor's independent public accountants, dated as of the date hereof or such Settlement Date, in form and substance reasonably satisfactory to the Agent containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus, and confirming that they are independent accountants within the meaning of the 1933 Act and the 1933 Act Rules.

         (d) Other Documents. On the date hereof and on each Settlement Date with respect to any applicable Terms Agreement, counsel to the Agent shall have been furnished with such documents as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes and issuance of the related Guarantees as herein contemplated and related proceedings and all proceedings taken by the Company or the Guarantor in connection with the issuance and sale of Notes or issuance of the related Guarantees, as the case may be, as herein contemplated shall be satisfactory in form and substance to the Agent and to counsel to the Agent.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable Terms Agreement) may be terminated by the Agent by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision or an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions set forth under "Parties" of
Section 15 hereof and the provisions of Section 16 hereof shall remain in effect.

         SECTION 6.        Delivery of and Payment for Notes Sold Through the
                           Agent.

         Delivery of Notes sold through the Agent as agent shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the

Company will reimburse the Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

         SECTION 7.        Additional Covenants of the Company and the
                           Guarantor.

         The Company and the Guarantor jointly and severally covenant with the Agent as follows:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by it or an offer for the purchase of Notes, and each delivery of Notes to the Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company and the Guarantor contained in this Agreement and in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes and other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than (i) any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement or (ii) a document filed pursuant to Section 14 of the 1934 Act unless requested by the Agent) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to the Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to the Agent forthwith certificates dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agent to the effect that the statements contained in the certificates referred to in Section 5(b) hereof which were last furnished to the Agent are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

         (c) Subsequent Delivery of Legal Opinions. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Notes or similar changes or solely for the inclusion of additional financial information, and, unless the Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes) or there is filed with the SEC any document incorporated by reference into the Prospectus (other than (i) any Current Report on Form 8-K or Quarterly Report on Form 10-Q or (ii) a document filed pursuant to Section 14 of the 1934 Act, in each case, unless the Agent shall otherwise reasonably request), or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to the Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to the Agent, with a copy to counsel to the Agent, a written opinion or opinions of Counsel to the Company and the Guarantor satisfactory to the Agent, dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent, of the same tenor as the opinion referred to in Section 5(a)(2) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion or opinions, counsel last furnishing such opinion to the Agent shall furnish the Agent with a letter to the effect that the Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) Subsequent Delivery of Comfort Letters. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information (other than a Current Report on Form 8-K filed solely for the purpose of incorporating a press release relating to the Guarantor's interim or annual financial statements or results of operations) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to the Agent pursuant to a Terms Agreement, the Guarantor shall cause Price Waterhouse forthwith to furnish the Agent with a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as they case may be, in form satisfactory to the Agent, of the same tenor as the portions of the letter referred to in Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Price Waterhouse may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agent, such letter should cover such other information.

         SECTION 8.        Indemnification.

         (a) Indemnification of the Agent. The Company and the Guarantor jointly and severally agree to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company and the Guarantor by the Agent expressly for use in the Registration Statement or the Prospectus;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Guarantor; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

The indemnity is subject to the condition that, insofar as it relates to any untrue statement or omission, or any alleged untrue statement or omission, made in the Prospectus but eliminated or remedied in an amended or supplemented Prospectus at the time of the sale of the related Note, it shall not inure to the benefit of the Agent (or to the benefit of any person who controls such Agent) if a copy of the Prospectus as amended or supplemented at the time of the sale of such Note, excluding documents incorporated therein by reference, was not sent or given to such person at or prior to the time required by the 1933 Act and the receipt of such Prospectus as amended or supplemented would have constituted a sufficient defense to the claim asserted by such person.

         (b) Indemnification of the Company and the Guarantor. The Agent agrees to indemnify and hold harmless the Company and the Guarantor, their respective directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Guarantor by the Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         SECTION 9.        Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company, the Guarantor and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Guarantor and the Agent, as incurred, in such proportions that the Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by the Agent to the date of such liability bears to the total sales price received by the Company from the sale of Notes to the date of such liability, and the Company and the Guarantor are responsible for the balance; provided, however that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Agent, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or the Guarantor, as the case may be.

         SECTION 10.       Payment of Expenses.

                  (i) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

                  (ii) The preparation, filing and reproduction of this Agreement;

                  (iii) The preparation, printing, issuance and delivery of the Notes and the related Guarantees, including any fees and expenses relating to the use of book-entry notes;

                  (iv) The fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel, and of any calculation agent of exchange rate agent;

                  (v) The reasonable fees and disbursements of counsel to the Agent incurred from time to time in connection with the transactions contemplated hereby;

                  (vi) The qualification of the Notes and the related Guarantees under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of legal counsel in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

                  (vii) The printing and delivery to the Agent in quantities as hereinabove stated of copies of the Registration Statement and any amendments or supplements thereto, and the delivery by the Agent of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

                  (viii) The preparation, printing, reproducing and delivery to the Agent of copies of each Indenture and all supplements and amendments thereto;

                  (ix) Any fees charged by rating agencies for the rating of the Notes;

                  (x) Any advertising and other out-of-pocket expenses of the Agent incurred with the written approval of the Company and the Guarantor;

                  (xi) The cost of preparing and providing any CUSIP or other identification numbers for the Notes; and

                  (xii) The fees and expenses of any Depositary (as defined in the Indentures) and any nominees thereof in connection with the Notes.

         SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Guarantor submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or any controlling person of the Agent, or by or on behalf of the Company or the Guarantor, and shall survive each delivery of and payment for any of the Notes.

         SECTION 12.       Termination.

         (a) Termination of this Agreement. This Agreement (excluding any Terms Agreement) may be terminated for any reason, at any time by either the Company or the Agent upon the giving of one day's written notice of such termination to the other party hereto.

         (b) Termination of a Terms Agreement. The Agent may terminate any Terms Agreement, immediately upon notice to the Company and the Guarantor, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor or its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company or the Guarantor has been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or Puerto Rico authorities, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company or the Guarantor as of the date of any applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced since the time of the applicable Terms Agreement that it has placed any debt securities of the Company or the Guarantor on what is commonly termed a "watch list" for possible downgrading.

         (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agent shall be entitled to any commission earned in accordance with the third paragraph of
Section 3(a) hereof, (ii) if at the time of termination (a) the Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(h) hereof, the provisions of
Section 5 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 16 hereof shall remain in effect.

         SECTION 13.       Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company or the Guarantor:

                  BanPonce Corporation
                  209 Munoz Rivera Avenue
                  Hato Rey, Puerto Rico  00918
                  Attention: David H. Chafey,
                             Executive Vice President


         If to the Agent:

                  Merrill, Lynch & Co.
                  Merrill, Lynch, Pierce, Fenner & Smith
                                    Incorporated
                  Merrill, Lynch World Headquarters
                  North Tower - 23rd Floor
                  World Financial Center
                  New York, New York 10281-1323
                  Attention: MTN Product Management,
                             J. Patrick Hannon

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

         SECTION 14.       Governing Law.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company or the Guarantor against the Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

         SECTION 15.       Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

         SECTION 16. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

         (a) The Guarantor irrevocably consents and agrees, for the benefit of the holders from time to time of the Notes, the Agent and the other persons referred to in Section 15 that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with the Notes, this Agreement, any Terms Agreement or the Guarantees may be brought in the courts of the State of New York or the courts of the United States of America located in The City of New York and, until all amounts due and to become due in respect of all the Notes or the Guarantees have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded, hereby irrevocably consent and submit to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

         (b) The Guarantor hereby irrevocably designates, appoints, and empowers Paul Carr, with offices currently at 7

West 57th Street, New York, New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Guarantor in any such United States or State court with respect to their respective obligations, liabilities or any other matter arising out of or in connection with this Agreement, any Terms Agreement or the Guarantees and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason the Designated Agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this Section 16 reasonably satisfactory to the Agent. The Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this
Section 16 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by the Guarantor at its address specified in or designated pursuant to this Agreement. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgement rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Notes, the Agent and the other persons referred to in Section 15 to serve such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the Guarantees brought in the United States federal courts located in The City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) The provisions of this Section 16 shall survive any termination of this Agreement, in whole or in part.

         If the foregoing is in accordance with the Agent's understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Agent and the Company and the Guarantor in accordance with its terms.

                                    Very truly yours,

                                    BANPONCE FINANCIAL CORP.


                                    By: /s/ David H. Chafey, Jr.
                                       -----------------------------------------
                                       Name:  David H. Chafey, Jr.
                                       Title: Executive Vice President

                                    BANPONCE CORPORATION


                                    By: /s/ David H. Chafey, Jr.
                                       -----------------------------------------
                                       Name:  David H. Chafey, Jr.
                                       Title: Executive Vice President

Accepted:

MERRILL LYNCH, PIERCE, FENNER & SMITH


By: /s/ Patrick Hannon
   -----------------------------------
   Name:  Patrick Hannon
   Title: Director

Accepted:

THE FIRST BOSTON CORPORATION
55 East 52nd Street
New York, New York 10055

By: /s/ Constance M. Kassouf
   -----------------------------------
   Name:  Constance M. Kassouf
   Title: Vice President

                    AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT




                                                                December 2, 1993


         Reference is made to a Distribution Agreement, dated October 11, 1991 (the "Distribution Agreement"), among BanPonce Financial Corp. (the "Company"), BanPonce Corporation (the "Guarantor") and Merrill Lynch, Pierce, Fenner & Smith Incorporated and CS First Boston Corporation (each, an "Agent and collectively, the "Agents") relating to the issue and sale by the Company of its Medium-Term Notes. The Company, the Corporation and each of the Agents hereby agree to amend said Distribution Agreement by inserting the following at the end of Section 1(a) thereof:

         It is understood that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule as set forth hereto as Schedule A) to the applicable terms of this Agreement and (ii) each Agent is given notice of such purchase promptly, including the terms thereof and a copy of the agreement setting forth the terms of engagement of such agent by the Company, in each case after the purchase is agreed to.

         Except as otherwise expressly provided herein, the Distribution Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                                        BANPONCE FINANCIAL CORP.


                                        By: /s/ Jose-Luis Lopez-Calderon
                                           -------------------------------------

                                        BANPONCE CORPORATION


                                        By: /s/ Jose-Luis Lopez-Calderon
                                           -------------------------------------

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED

                                        By:
                                           -------------------------------------

                                        CS FIRST BOSTON CORPORATION


                                        By:
                                           -------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                                        BANPONCE FINANCIAL CORP.


                                        By:
                                           -------------------------------------

                                        BANPONCE CORPORATION


                                        By:
                                           -------------------------------------

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                                        By: /s/
                                           -------------------------------------

                                        CS FIRST BOSTON CORPORATION


                                        By:
                                           -------------------------------------

                                        FIRST CHICAGO CAPITAL MARKETS, INC.


                                        By:
                                           -------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                                        BANPONCE FINANCIAL CORP.


                                        By:
                                           -------------------------------------

                                        BANPONCE CORPORATION


                                        By:
                                           -------------------------------------

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                                        By:
                                           -------------------------------------

                                        CS FIRST BOSTON CORPORATION

                                        By: /s/ Martha Bailey
                                           -------------------------------------
                                           Vice President
                                        FIRST CHICAGO CAPITAL MARKETS, INC.


                                        By:
                                           -------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                                        BANPONCE FINANCIAL CORP.


                                        By:
                                           -------------------------------------

                                        BANPONCE CORPORATION


                                        By:
                                           -------------------------------------

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                                        By:
                                           -------------------------------------

                                        CS FIRST BOSTON CORPORATION


                                        By:
                                           -------------------------------------

                                        FIRST CHICAGO CAPITAL MARKETS, INC.

                                        By:/s/ Kimberley D. Shipla
                                           -------------------------------------

                                                                       EXHIBIT A


         The following terms, if applicable, shall be agreed to by the Agent and the Company and the Guarantor pursuant to each Terms Agreement:

                  Principal Amount:  $___________
                    (or principal amount of foreign currency or currency unit)
                  Interest Rate:
                           If Fixed Rate Note, Interest Rate:

                           If Floating Rate Not:
                               Interest Rate Basis:
                               Initial Interest Rate:
                               Initial Interest Reset Date:
                               Spread or Spread Multiplier, if any:
                               Index Maturity:
                               Maximum Interest Rate, if any:
                               Minimum Interest Rate, if any:
                               Interest Rate Reset Dates:
                               Interest Payment Dates:
                               Calculation Agent:

                  If Redeemable:

                           Initial Redemption Date:
                           Initial Redemption Percentage:
                           Annual Redemption Percentage Reduction:

                  Optional Repayment Date(s), if any:
                  Date of Maturity:
                  Purchase Price:  ___%
                  Settlement Date and Time:
                  Additional Terms:

Also, agreement as to whether the following will be required:

                  Officer's Certificate pursuant to Section 7(b) of the
                           Distribution Agreement.
                  Legal Opinion pursuant to Section 7(c) of the
                           Distribution Agreement.
                  Comfort Letter pursuant to Section 7(d) of the Distribution
                           Agreement.
                  Stand-off Agreement pursuant to Section 4(k) of the
                           Distribution Agreement.

                                   SCHEDULE A

         As compensation for the services of the Agent hereunder, the Company shall pay the Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:



                                                                PERCENT OF
                                                                PRINCIPAL
MATURITY RANGES                                                   AMOUNT
---------------                                                 ----------
From 9 months but less than 1 year........................         .125%
From 1 year but less than 18 months.......................         .150
From 18 months but less than 2 years......................         .200
From 2 years but less than 3 years........................         .250
From 3 years but less than 4 years........................         .350
From 4 years but less than 5 years........................         .450
From 5 years but less than 6 years........................         .500
From 6 years but less than 7 years........................         .550
From 7 years but less than 8 years........................         .600
From 8 years but less than 9 years........................         .600
From 9 years but less than 10 years.......................         .600
From 10 years but less than 15 years......................         .625
From 15 years but less than 20 years......................         .700
From 20 years to 30 years.................................         .750

                  AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT


                                              May 23, 1997


         WHEREAS, the parties hereto have previously entered into a Distribution Agreement, dated October 11, 1991, as amended by Amendment No. 1 thereto, dated December 2, 1993 and Amendment No. 2 thereto, dated October 6, 1995, and as supplemented on June 16, 1993, August 1, 1994 and on the date hereof (the "Distribution Agreement"), among Popular North America, Inc. (the "Company") (formerly BanPonce Financial Corp.), Popular, Inc. (the "Guarantor") (formerly BanPonce Corporation) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (each, an "Agent and collectively, the "Agents") relating to the issue and sale by the Company of its Medium-Term Notes (the "Notes"); and

         WHEREAS, the Company, the Guarantor and each of the Agents wish to amend the Distribution Agreement to reflect the presumption that the Agents will purchase the Notes as principal and that the Agents will act as agents of the Company in soliciting offers to purchase Notes only when agreed upon by the Company and the applicable Agent;

         NOW, THEREFORE, the Company, the Guarantor and each of the Agents hereby agree to amend the Distribution Agreement as follows:

         1. Section 1(c) of the Distribution Agreement is hereby amended to read as follows:

         (c) Purchases as Principal; Solicitations as Agent. The Agents shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(b) hereof. If agreed upon between an Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason, except in the event that such sale is not consummated due to the failure of such Agent to perform its obligations hereunder.

         2. The first paragraph of Section 3(a) of the Distribution Agreement is hereby amended to read as follows:

         On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed upon by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

         3. Except as otherwise expressly provided herein, the Distribution Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Distribution Agreement to be executed on their behalf as of the day and year first above written.

                          POPULAR NORTH AMERICA, INC.

                          By: /s/ Jorge A. Junquera
                             -------------------------------------

                          POPULAR, INC.


                          By: /s/ Jorge A. Junquera
                             -------------------------------------
Accepted:

MERRILL LYNCH, PIERCE,
FENNER & SMITH INCORPORATED


By: /s/ Richard N. Doyle
   -------------------------

CHASE SECURITIES INC.


By: /s/ Susan Mangan-Dunn
   -------------------------

CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ Michael E. Martin
   -------------------------

FIRST CHICAGO CAPITAL MARKETS, INC.


By: /s/ John Roche
   -------------------------



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